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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT
                          -----------------------------

     We consent to the incorporation by reference in Registration Statement No. 333-74616 of Sierra Bancorp on Form S-8 of our report, dated February 2, 2001, appearing in this Annual Report on Form 10-K of Sierra Bancorp for the year ended December 31, 2002.

                                                     /s/ McGladrey & Pullen, LLP

Pasadena, California
March 28, 2003